EXHIBIT 10.9
                           RESTRICTED STOCK AGREEMENT


     THIS AGREEMENT, entered into as of the Grant Date (as defined in paragraph
1), by and between the Participant (identified in paragraph 1) and Kirlin Holding Corp. (the "Company").

                                WITNESSETH THAT:

     WHEREAS, the Company maintains the Kirlin Holding Corp. 1996 Stock Option Plan (the "Plan"), which is incorporated into and forms a part of this Agreement, and the Participant has been selected by the Board of Directors of the Company or by a committee established by the Board to select recipients of awards under and to administer the Plan (the "Administrator") to receive a Restricted Stock award under the Plan;

     NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, as follows:

1. Terms of Award. The following terms, when used in this Agreement, shall have the meanings set forth in this paragraph 1:

         a.       The "Participant" is Barry Shapiro.

         b.       The "Grant Date" is January 11, 1999.

         c. The "Restricted Period" for one-half of the total number of shares of Restricted Stock set forth in subparagraph d, below, is the period beginning on the Grant Date and ending on January 1, 2001 (or, if later, the later of the Extended Vesting Date or the Post-Employment Termination Vesting Date described in paragraph 5). The "Restricted Period" for the other one-half of the total number of shares of Restricted Stock set forth in subparagraph d, below, is the period beginning on the Grant Date and ending on January 1, 2002 (or, if later, the later of the Extended Vesting Date or the Post-Employment Termination Vesting Date described in paragraph 5).

         d. The number of shares of Common Stock granted hereunder as "Restricted Stock" shall be 7,500 shares. Shares of "Restricted Stock" are shares of Common Stock granted under this Agreement and are subject to the terms of this Agreement and the Plan.

     Other terms used in this Agreement are defined pursuant to paragraph 6 or elsewhere in this Agreement or in the Plan.

2. Award. The Participant is hereby granted the number of shares of Restricted Stock set forth in paragraph 1.


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3. Dividends and Voting Rights. The Participant shall be entitled to receive any cash dividends paid with respect to shares of Restricted Stock that become payable during the Restricted Period; provided, however, that no cash dividends shall be payable to or for the benefit of the Participant with respect to record dates occurring prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited the Restricted Stock. The Participant shall be entitled to vote the shares of Restricted Stock during the Restricted Period to the same extent as would have been applicable to the Participant if the Participant was then vested in the shares; provided, however, that the Participant shall not be entitled to vote the shares with respect to record dates for such voting rights arising prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited the Restricted Stock. The Participant shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restricted Period shall have expired with respect to such Restricted Stock and unless all vesting requirements with respect thereto shall have been fulfilled. Notwithstanding the preceding, other than regular cash dividends and other cash equivalent distributions as the Board of the Company may in its sole discretion designate, pay or distribute, the Company shall retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions have been made, paid or declared shall have become vested and with respect to which the Restricted Period with respect to such Restricted Stock shall have expired.

4. Deposit of Shares of Restricted Stock. Each certificate issued in respect of shares of Restricted Stock granted under this Agreement shall be registered in the name of the Participant and shall be retained by the Company until the Restricted Period with respect to such Restricted Stock lapses under paragraph
1. The grant of Restricted Stock is conditioned upon the Participant endorsing in blank a stock power for the Restricted Stock in favor of the Company.

5.   Transfer and Forfeiture of Shares.

     a. Forfeiture; Transferability. If the Participant's Date of Termination (as defined below) does not occur during the Restricted Period or if the Participant dies during the Restricted Period and prior to his or her Date of Termination, then, at the end of the Restricted Period (or, if earlier, date of death), the Participant shall become vested in the shares of Restricted Stock with respect to which the Restricted Period has ended (or all Restricted Stock in the case of death), and shall own the shares free of all restrictions otherwise imposed by this Agreement. Except as otherwise provided in subparagraph c of this paragraph 5, if the Participant's Date of Termination occurs prior to the end of the Restricted Period, the Participant shall forfeit the Restricted Stock with respect to which the Restricted Period has not ended as of the Participant's Date of Termination.

          Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period with respect to such Restricted Stock (or date of death, if applicable).

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     b.   Extended Vesting Date. The Participant and the Company shall be entitled to agree, on or prior to the June 30th next preceding any January 1st date set forth at subparagraph c of paragraph 1, to extend such January 1st date (on a form and in a manner provided by the Administrator) to a future January 1st date, in which case the January 1st date to which such original January 1st date is extended shall for all purposes under this Agreement replace the original January 1st date as the end of the Restricted Period with respect to the Restricted Stock subject to such agreement (such January 1st date to which the end of the Restricted Period is thereby extended being referred to herein as the "Extended Vesting Date"). The Participant and the Company shall further have the right to agree, on or prior to the June 30th next preceding any Extended Vesting Date to further extend such Extended Vesting Date to a later-occurring January 1st date and any such further extended Extended Vesting Date shall replace the prior Extended Vesting Date as the new end of the Restricted Period with respect to the Restricted Stock subject to such agreement for all purposes under the Plan. An agreement to extend a Restricted Period with respect to particular shares of Restricted Stock granted hereunder (e.g., shares to become nonforfeitable on a particular date but not other shares awarded hereunder that are to become nonforfeitable on a later date) shall not impact the Restricted Period of any Restricted Stock granted hereunder that is not subject to such agreement.

     c. Post-Employment Termination Vesting Date. If the Participant's Date of Termination with the Company or a Subsidiary occurs as a result of the Participant's voluntary termination of employment after age 65, termination of employment on account of Disability or involuntary termination of employment by the Company or a Subsidiary without Cause (each as determined by the Company in its discretion), the Restricted Period shall be extended to the later of the applicable date(s) provided in paragraph 1 (as extended, if applicable, in accordance with subparagraph b of this paragraph 5) or the first anniversary of the Participant's Date of Termination (the "Post-Employment Termination Vesting Date"). In such case, the Participant shall not be deemed to incur a forfeiture of the Restricted Stock on such Date of Termination and shall become vested in the shares of Restricted Stock, and shall own the shares free of all restrictions otherwise imposed by this Agreement, if, and only if, through and until the Post-Employment Termination Vesting Date, the Participant shall refrain from engaging in a Competition or Breach.

6. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:




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     a.   Cause. In connection with the termination of the Participant's employment by the Company or a Subsidiary, "Cause" shall mean (a) the continued failure by the Participant, as a result of willful intent or gross negligence, substantially to perform the Participant's duties with the Company or Subsidiary (other than any such failure resulting from his or her incapacity due to physical or mental illness), (b) the Participant's commission of an act of dishonesty that results in a loss, damage or injury to the Company, a Subsidiary or their customers or otherwise engaging in conduct that is injurious to the Company or a Subsidiary, monetarily or otherwise, or (c) the conviction of the Participant, by a court of competent jurisdiction and after all appeal procedures have been exhausted or expired, or entry of a guilty or nolo contendere plea, of a crime which constitutes a felony in the jurisdiction involved.

     b. Competition or Breach. A "Competition or Breach" shall occur upon the Participant's engagement in employment competitive with the Company or a Subsidiary or a violation by the Participant of the Participant's Association Agreement with the Company or a Subsidiary (each as determined by the Company in its discretion). A Participant shall be deemed to be in employment competitive with the Company or a Subsidiary if the Participant performs services, as a sole proprietor, independent contractor, employee, partner, shareholder or otherwise, of a nature similar to the services that had been performed by the Participant for the Company or a Subsidiary other than the performance of services for the Participant's own account. A Participant's forfeiture of his or her Restricted Stock by virtue of a Competition or Breach activity shall not affect the Company's or any Subsidiary's other legal rights against the Participant as may arise from such activities by the Participant.

     c. Date of Termination. The Participant's "Date of Termination" shall be the first day occurring on or after the Grant Date on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided, however, that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Subsidiary approved by the Company or the Subsidiary.

     d. Disability. Except as otherwise provided by the Administrator, the Participant shall be considered to have a "Disability" during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Administrator, is expected to have a duration of not less than 120 days.

     e. Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.


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7. Heirs and Successors. If any rights of the Participant or benefits distributable to the Participant under this Agreement have not been exercised or distributed, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be distributed to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Administrator in such form and at such time as the Administrator shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary but the Designated Beneficiary dies before the Designated Beneficiary's exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

8. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Administrator, and the Administrator shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Administrator and any decision made by it with respect to the Agreement is final and binding.

9. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company.

10. Delivery of Shares. As soon as practicable after the end of the Restricted Period, the Company shall, subject to the receipt of withholding tax, if any, issue to the Participant the Restricted Shares, and shall deliver to the Participant a certificate (or certificates) therefor. The certificate(s) shall bear the following legends, if applicable:

"THIS COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAW AND MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR APPLICABLE STATE SECURITIES LAW OR IF THE PROVISIONS OF RULE 144(K) UNDER THE ACT ARE APPLICABLE OR IF, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A RESTRICTED STOCK AGREEMENT, DATED AS OF JANUARY 11, 1999, A COPY OF WHICH IS ON FILE WITH THE COMPANY, AND MAY NOT BE TRANSFERRED, PLEDGED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS THEREOF."


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     Further, if, at the time of delivery of the shares, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant shall agree to receive the shares for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

11. Company Transactions. The existence of this Agreement shall not affect in any way the right or power of the Company, any Subsidiary or the stockholders of either of them to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's (or Subsidiary's) capital structure or its business, or any merger or consolidation of the Company (or a Subsidiary), or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock of the Company (or a Subsidiary) or the rights thereof, or the dissolution or liquidation of the Company (or a Subsidiary), or any sale or transfer of all or any part of the Company's (or Subsidiary's) assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12. Dissolution, Merger and Consolidation. Upon dissolution or liquidation of the Company (or a Subsidiary employing the Participant), or upon reorganization, merger or consolidation of the Company (or Subsidiary employing the Participant) in which the Company (or Subsidiary) is not the surviving corporation, or upon the sale of substantially all the property of the Company (or Subsidiary employing the Participant) to another corporation, the Restricted Stock shall vest and be nonforfeitable, unless provision is made in connection with such transaction for the assumption of the Company's (or Subsidiary's) obligations hereunder and the substitution of shares issued hereunder with replacement shares in the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares based on, for example, the per share value of the successor's shares.

13. Preemption by Applicable Laws or Regulations. Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of shares to the Participant, any law, regulation or requirements of any governmental authority having appropriate jurisdiction shall require either the Company or the Participant to take any action prior to or in connection with the shares of Common Stock then to be issued, sold or repurchased, the issue, sale or repurchase of such shares of Common Stock shall be deferred until such action is taken.

14. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Administrator in its sole and absolute discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.


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15. Amendments. The Company's Board shall have the right, in its sole and absolute discretion, to alter or amend this Agreement, from time to time, in any manner, for the purpose of promoting the objectives of the Plan but only if all agreements granting Restricted Stock pursuant to the Plan which are in effect at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Board shall, upon adoption thereof by the Board, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Participant of any such alteration or amendment of this Agreement by the Board as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of the Participant and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Administrator. The Participant and the Company agree that this Agreement shall be subject to any provision necessary to assure compliance with federal and state securities laws, including, as applicable, such changes as might be necessary for the Agreement to qualify for exempt status under Rule 16b-3 under the Securities Exchange Act of 1934.

16. Notice. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Company at Kirlin Securities, Inc., 6901 Jericho Turnpike, Syosset, New York 11791 (Attention:
Office of the Secretary), or at such other address as the Company, by notice to the Participant, may designate in writing from time to time; to the Participant, at his or her address as shown on the records of the Company, or at such other address as the Participant, by notice to the Secretary of the Company, may designate in writing from time to time.

17. Tax Withholding. The Company or any Subsidiary shall have the right to deduct from any payment hereunder or from any other payment from the Company or Subsidiary to the Participant any federal, state, local or employment taxes which it deems are required by law to be withheld. At the request of the Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same.

18. Fractional Shares. Any fractional shares concerning this Agreement shall be eliminated at the time of delivery of shares by rounding down for fractions of less than one-half (1/2) and rounding up for fractions of equal to or more than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

19. Governing Law. All matters relating to this Agreement shall be governed by the laws of the State of New York, without regard to the principles of the conflict of laws, except to the extent preempted by the laws of the United States.

20. Construction. This Agreement has been entered into in accordance with the terms of the Plan, and wherever a conflict may arise between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.


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21. Regulatory Compliance. No Common Stock shall be issued hereunder until the
Company has received all necessary regulatory approvals and has taken all necessary steps to assure compliance with federal and state securities laws or has determined to its satisfaction and the satisfaction of its counsel that an exemption from the requirements of the federal and applicable state securities laws are available.

22. No Employment Right. Neither this Agreement nor any action taken hereunder shall be construed as giving any right to the Participant to be retained as an officer or employee of the Company.

23. Participant Representations, Warranties, Acknowledgments and Agreements. The Participant hereby represents and warrants to the Company that:

     a. the Participant is acquiring the Restricted Stock for his or her own account and not with a view towards the distribution thereof;

     b. the Participant has received a copy of the Company's most recent Prospectus and a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 24 months and all reports issued by the Company to its stockholders during such period;

     c. the Participant understands that he or she must bear the economic risk of the investment in the Restricted Stock, which cannot be sold by the Participant unless they are registered under the Securities Act of 1933, as amended, or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Restricted Stock for sale under the Securities Act;

     d. the Participant has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on the Company's behalf concerning the terms and conditions of the award made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to subparagraph b, above; and

     e. the Participant is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Restricted Stock in the absence of registration under the Securities Act of 1933, as amended, or an exemption therefrom as provided herein.


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         IN WITNESS WHEREOF, the Participant has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

                                   PARTICIPANT

                                   /s/ Barry Shapiro
                                   ___________________________________________


                                   KIRLIN HOLDINGS CORP.

                                        /s/ Anthony J. Kirincic
                                   By:________________________________________

                                   Print Name: Anthony J. Kirincic

                                   Print Title: President

                                   Date: 2-4-1999


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